UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200 San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Fate Therapeutics, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) on Form 8-K/A to its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2019 (the “Original Form 8-K”), solely to re-file Exhibit 99.1 that was previously filed with the Original Form 8-K. Due to a technical error, the HTML formatting of the Condensed Consolidated Statements of Operations and Comprehensive Loss (the “Statement”) contained within Exhibit 99.1 of the Original Form 8-K inadvertently omitted the leftmost portion of the Statement. Specifically, the wording of the line item descriptions on the Statement was inadvertently omitted.

This Amendment does not change the amounts previously reported in the Statement or, except as expressly described in the previous paragraph, any of the other disclosure contained in the Original Form 8-K or Exhibit 99.1 thereto.

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2019, the Company issued a press release announcing its financial results for the quarter ended June 30, 2019. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2019

FATE THERAPEUTICS, INC.

By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer